UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2007

EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33666 (Commission File Number)	74-3204509 (IRS Employer Identification No.)

4444 Brittmoore Road, Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On November 20, 2007, Exterran Holdings, Inc. (“Exterran”) sent a notice to its directors and executive officers informing them that the Universal Compression, Inc. 401(k) Retirement and Savings Plan (“Universal 401(k) Plan”) will be merged into The Hanover Company Savings Plan (“Hanover Plan”) and the Hanover Plan will subsequently change its name to the Exterran 401(k) Retirement Savings Plan. In addition, the notice indicates that the Universal Compression, Inc. Employee Supplemental Savings Plan (“ESSP”) will be amended to (1) transfer the amounts under the ESSP that are subject to Section 409A of the Internal Revenue Code to the new Exterran Deferred Compensation Plan and (2) freeze the ESSP. The notice further indicates that as a result of the change in record keeper of each of the Universal 401(k) Plan and the ESSP required in connection with these changes, for a period beginning December 18, 2007 and ending when the conversion is complete, which is anticipated to be the week of January 13, 2008 (the “blackout period”), participants will not be able to direct or diversify investments or request a distribution from the Universal 401(k) Plan, except to direct changes for new contributions, and participants of the ESSP will be unable to diversify their investments. These restrictions also apply to shares of Exterran common stock held as an investment option under the Universal 401(k) Plan and the ESSP.
     The notice to Exterran’s directors and executive officers also informed them that pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules promulgated thereunder, during the blackout period, they would be prohibited from purchasing, selling, or otherwise acquiring or transferring shares of Exterran common stock acquired in connection with their service or employment as a director or executive officer of Exterran (including shares of Exterran common stock acquired in exchange for shares of common stock of Universal Compression Holdings, Inc. or Hanover Compressor Company to the extent the legacy company’s shares had been acquired in connection with service as a director or executive officer of one of those companies), subject to specified exceptions. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Notice of Trading Restriction Period to Officers and Directors of Exterran Holdings, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
Date: November 20, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Trading Restriction Period to Officers and Directors of Exterran Holdings, Inc.